Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2017, in answer to question 81(b) on Form N-SAR, is 160.
				January 2017

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Fund	38,975,601
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	1,437,821,802
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	1,369,935,817
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	1,017,877,957
Advantage Funds, Inc.	Dreyfus Opportunistic U.S. Stock Fund	24,969,757
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,864,263,770
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	216,741,458
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	251,713,096
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	104,790,322
Advantage Funds, Inc.	Dynamic Total Return Fund	1,396,074,028
Advantage Funds, Inc. Total			7,723,163,608	2,500,000
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	307,259,939	307,259,939	750,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	448,550,050
BNY Mellon Funds Trust	BNY Mellon Bond Fund	989,856,537
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	797,768,779
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	669,424,271
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	437,089,587
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	1,150,913,551
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	871,868,295
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	72,108,261
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	299,935,075
BNY Mellon Funds Trust	BNY Mellon International Fund	939,896,447
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	70,237,499
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	300,770,046
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fun	286,125,715
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,607,614,288
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	849,392,177
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,224,187,193
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,122,223,363
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	575,762,008
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	950,594,048
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	165,900,080
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	231,002,814
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	229,670,335
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	478,601,553
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	323,349,325
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	360,203,777
BNY Mellon Funds Trust Total			17,453,045,073	2,500,000
CitizensSelect Funds	Dreyfus Prime Money Market Fund	122,698,485
CitizensSelect Funds	Dreyfus Institutional Preferred Treasury Securities Money Mar	275,267,338
CitizensSelect Funds Total			397,965,823	750,000
Dreyfus Appreciation Fund, Inc.		1,920,880,169	1,920,880,169	1,500,000
Dreyfus BASIC Money Market Fund, Inc.		142,548,178	142,548,178	525,000
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	478,994,424
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Emerging Markets Debt U.S. Dollar Fund	37,052,848
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Global Emerging Markets Fund	103,528,517
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Select Managers Long/Short Fund	581,548,636
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	423,042,775
Dreyfus BNY Mellon Funds, Inc. Total			1,624,167,199	1,500,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,360,738,642	1,360,738,642	1,250,000
Dreyfus Cash Management		3,196,779,627	3,196,779,627	2,100,000
Dreyfus Funds, Inc.	Dreyfus Mid-Cap Growth Fund	130,570,713	130,570,713	525,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	54,511,244,311
Dreyfus Government Cash Management Funds	Dreyfus Government Securities Cash Management	4,858,588,765
Dreyfus Government Cash Management Funds Total			59,369,833,076	2,500,000
Dreyfus Growth and Income Fund, Inc.		863,522,050	863,522,050	1,000,000
Dreyfus High Yield Strategies Fund		379,548,461	379,548,461	750,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	501,267,564
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,602,111,124
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	2,357,150,416
Dreyfus Index Funds, Inc. Total			5,460,529,104	2,500,000
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	2,867,259,907
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Government Plus Money Mark	1,636,348,752
Dreyfus Institutional Preferred Money Market Funds Total			4,503,608,659	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	4,775,193,289
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury and Agency Cash Advantage	757,993,133
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Securities Cash Advantage Fun	1,066,054,990
Dreyfus Institutional Reserves Funds Total			6,599,241,412	2,500,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		728,609,901	728,609,901	900,000
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	133,696,923
Dreyfus International Funds, Inc. Total			133,696,923	525,000
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	975,238,212
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	2,795,995,479
Dreyfus Investment Funds	Dreyfus Tax Sensitive Total Return Bond Fund	254,997,714
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	145,846,877
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	6,333,017
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	228,600,075
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	1,047,855,402
Dreyfus Investment Funds Total			5,454,866,774	2,500,000
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	141,474,795

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2017, in answer to question 81(b) on Form N-SAR, is 160.
				January 2017

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Grade Funds, Inc.	Dreyfus Intermediate Term Income Fund	839,046,599
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	172,873,174
Dreyfus Investment Grade Funds, Inc. Total			1,153,394,568	1,250,000
Dreyfus Investment Portfolios	Core Value Portfolio	29,880,470
Dreyfus Investment Portfolios	MidCap Stock Portfolio	188,743,434
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	532,190,401
Dreyfus Investment Portfolios	Technology Growth Portfolio	335,753,590
Dreyfus Investment Portfolios Total			1,086,567,894	1,250,000
Dreyfus Liquid Assets, Inc.		660,032,978	660,032,978	900,000
Dreyfus Manager Funds I	Dreyfus Research Long/Short Equity Fund	111,964,462	111,964,462	525,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	288,728,340	288,728,340	750,000
Dreyfus Midcap Index Fund, Inc.		3,638,493,604	3,638,493,604	2,300,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		327,418,446	327,418,446	750,000
Dreyfus Municipal Bond Opportunity Fund		384,848,490	384,848,490	750,000
Dreyfus ATM-Free Municipal Cash Management Plus		187,010,641	187,010,641	600,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	978,111,543
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	163,330,608
Dreyfus Municipal Funds, Inc. Total			1,141,442,151	1,250,000
Dreyfus Municipal Income, Inc.		244,993,626	244,993,626	600,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		468,710,109	468,710,109	750,000
General New Jersey Municipal Money Market Fund		103,817,308	103,817,308	525,000
Dreyfus New York AMT-Free Municipal Bond Fund		404,049,417	404,049,417	750,000
Dreyfus AMT-Free New York Municipal Cash Management		225,819,381	225,819,381	600,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,135,349,897	1,135,349,897	1,250,000
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	327,840,347
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Emerging Markets Equity Fund	12,728,760
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Global Equity Fund	20,965,297
Dreyfus Opportunity Funds Total			361,534,403	750,000
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	Dreyfus California AMT-Free Municipal Bond Fund	971,599,276	971,599,276	1,000,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus GNMA Fund	480,100,695	480,100,695	750,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	804,731,958
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Infrastructure Fund	24,277,744
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	741,870,925
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	508,869,800
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	39,998,764
Dreyfus Premier Investment Funds, Inc. Total			2,119,749,190	1,700,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund	Dreyfus Short-Intermediate Municipal Bond Fund	499,365,827	499,365,827	750,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	578,986,792	578,986,792	900,000
Dreyfus Research Growth Fund, Inc.		1,671,917,302	1,671,917,302	1,500,000
Dreyfus Ultra Short Income Fund		110,566,930	110,566,930	525,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	261,482,554
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	157,928,103
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	155,688,866
Dreyfus State Municipal Bond Funds Total			575,099,522	900,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	592,277,181
Dreyfus Stock Funds	Dreyfus International Small Cap Fund	687,279,844
Dreyfus Stock Funds	Dreyfus Small Cap Equity Fund	50,952,324
Dreyfus Stock Funds Total			1,330,509,349	1,250,000
Dreyfus Stock Index Fund, Inc.		2,216,020,772	2,216,020,772	1,700,000
Dreyfus Strategic Municipal Bond Fund, Inc.		507,909,142	507,909,142	900,000
Dreyfus Strategic Municipals, Inc.		676,220,855	676,220,855	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus California AMT-Free Municipal Cash Management	14,456,177
Dreyfus Tax Exempt Cash Management Funds	Dreyfus AMT-Free Tax Exempt Cash Management	656,515,524
Dreyfus Tax Exempt Cash Management Funds Total			670,971,701	900,000
Dreyfus Treasury & Agency Cash Management		20,161,323,961	20,161,323,961	2,500,000
Dreyfus Treasury Securities Cash Management		35,261,370,155	35,261,370,155	2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund		59,318,460	59,318,460	400,000
Dreyfus U.S. Treasury Long Term Fund		70,422,798	70,422,798	400,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	403,773,782
Dreyfus Variable Investment Fund	Growth and Income Portfolio	81,440,500
Dreyfus Variable Investment Fund	International Equity Portfolio	32,308,200
Dreyfus Variable Investment Fund	International Value Portfolio	45,753,541
Dreyfus Variable Investment Fund	Government Money Market Portfolio	129,148,321
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	183,702,616
Dreyfus Variable Investment Fund	Quality Bond Portfolio	54,550,203
Dreyfus Variable Investment Fund Total			930,677,163	1,000,000
General California Municipal Money Market Fund		93,012,534	93,012,534	450,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	2,665,589,653
General Government Securities Money Market Funds, Inc.	General Treasury Securities Money Market Fund	4,386,784,754
General Government Securities Money Market Funds, Inc. Total			7,052,374,407	2,500,000
General Money Market Fund, Inc.		9,484,466,034	9,484,466,034	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	850,674,958
General Municipal Money Market Funds, Inc. Total			850,674,958	1,000,000
General New York AMT-Free Municipal Money Market Fund		191,156,080
General New York Municipal Money Market Fund Total			191,156,080	600,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	614,785,518
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	32,261,924
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,410,451
Strategic Funds, Inc.	Dreyfus MLP Fund	36,004,131
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	61,699,089

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2017, in answer to question 81(b) on Form N-SAR, is 160.
				January 2017

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	607,459,277
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	850,930,708
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	493,112,733
Strategic Funds, Inc.	Global Stock Fund	1,302,252,030
Strategic Funds, Inc.	International Stock Fund	3,375,538,640
Strategic Funds, Inc. Total			7,395,454,501	2,500,000
The Dreyfus Fund Incorporated		1,146,386,700	1,146,386,700	1,250,000
The Dreyfus Socially Responsible Growth Fund, Inc.		234,266,516	234,266,516	600,000
The Dreyfus Third Century Fund, Inc.		305,735,901	305,735,901	750,000
The Dreyfus/Laurel Funds Trust	Dreyfus Emerging Markets Debt Local Currency Fund	56,832,773
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	302,768,778
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	426,427,719
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	1,229,052,197
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	873,495,954
The Dreyfus/Laurel Funds Trust Total			2,888,577,422	1,900,000
The Dreyfus/Laurel Funds, Inc.	General AMT- Free Municipal Money Market Fund	81,524,230
The Dreyfus/Laurel Funds, Inc.	Dreyfus Institutional S&P 500 Stock Index Fund	2,327,678,701
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	2,690,923,630
The Dreyfus/Laurel Funds, Inc.	Dreyfus Core Equity Fund	182,637,882
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	591,916,050
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	782,611,560
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Fixed Income Fund	158,732,232
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	180,363,728
The Dreyfus/Laurel Funds, Inc.	General Treasury and Agency Money Market Fund	335,992,763
The Dreyfus/Laurel Funds, Inc. Total			7,332,380,775	2,500,000

Total Gross Assets for the Complex		235,541,366,765	235,541,366,765	82,150,000.00

AVAILABLE FIDELITY BOND COVERAGE				$115,000,000

Amount between Minimum and Available				$32,850,000

Fund of funds (Affiliated funds)
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	32,261,924.01
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,410,451.13
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	61,699,089.21
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	804,731,957.65
Total Fund of funds		920,103,422.00

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	259,439,870
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	35,773,969
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	114,767,848
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	62,876,573
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	419,095,673
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	386,875,872
		1,278,829,803.65

Total Gross Assets for the Complex excluding fund of funds and partial fund of funds (MV)		233,342,433,539.68

Count of Portfolios		160